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                                                                    EXHIBIT 10.6

                        ADDENDUM TO LEASE NO. 10973-0697
               BETWEEN SADDLEBACK FINANCIAL CORPORATION AS LESSOR
                    AND CRL NETWORK SERVICES, INC. AS LESSEE

DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by its signature below as follows:

(a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE LEASED EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT;

(b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;

(c) Lessee leases the Equipment "as is" and with all faults;

(d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural purposes;

(e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor;

(f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment;

(g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and

(h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

This Addendum is intended to supplement Paragraph 3 of the Lease Agreement. By signature below, Lessee and each of them acknowledge that they have specifically negotiated and agreed to Paragraph 3 of the above-referenced Lease.

LESSEE:  CRL NETWORK SERVICES, INC.
/S/ James G. Couch                  DATE 6/12/97
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JAMES G. COUCH, PRESIDENT

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